UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 23, 2010 (November 15, 2010)

MASSEY ENERGY COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7775	95-0740960
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 North 4th Street, Richmond, Virginia 23219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 21, 2010, the Dodd-Frank Wall Street and Consumer Protection Act (the “Dodd-Frank Act”) was enacted. Section 1503 of the Dodd-Frank Act contains new reporting requirements regarding mine safety. Section 1503 of the Dodd-Frank Act requires Massey Energy Company (the “Company”) to disclose on a Current Report on Form 8-K (i) the receipt of an imminent danger order under section 107(a) of the Federal Mine Safety and Health Act of 1977 (the “Mine Act”) issued by the Mine Safety and Health Administration (“MSHA”), or (ii) the receipt of written notice from MSHA that a coal or other mine operated by the Company or a subsidiary of the Company has (a) a pattern of violations of mandatory health or safety standards that are of such nature as could have significantly and substantially contributed to the cause and effect of coal or other mine health or safety hazards under section 104(e) of Mine Act or (b) the potential to have such a pattern.

On November 15, 2010, Progress Coal Company, a subsidiary of the Company and the operator of the Company’s Twilight MTR Surface Mine received an imminent danger order under section 107(a) of the Mine Act. The order stated that an unplanned ignition or explosion of a blasting agent or explosive occurred in the excavator pit at the mine. MSHA considers the condition an imminent danger due to the unknown nature of the cause or causes of the accident. The order states that until the blasting operations and explosives handling practices are deemed to be safe by MSHA, all blasting and loading of explosives is stopped at the mine. An investigation is underway to determine the cause or causes of this accident. No injuries resulted from the condition described in the order.

On November 19, 2010, Sidney Coal Company, a subsidiary of the Company, d/b/a Freedom Energy Mining Company, and the operator of the Company’s Mine No. 1, received a MSHA notification of a potential pattern of violations under Section 104(e) of the Mine Act existing at Mine No. 1, based on MSHA’s initial screening and pattern criteria review. In addition, Spartan Mining Co., Inc., a subsidiary of the Company and the operator of the Company’s Ruby Energy Mine, received a MSHA notification of a potential pattern of violations under Section 104(e) of the Mine Act existing at Ruby Energy Mine. In addition, Performance Coal Company, a subsidiary of the Company and the operator of the Company’s Upper Big Branch Mine-South, received a MSHA notification of a potential pattern of violations under Section 104(e) of the Mine Act existing at Upper Big Branch Mine-South, but such actions have been postponed until MSHA’s investigation into the April 5th Upper Big Branch Mine tragedy is complete. The Company is in the process of reviewing all documents upon which the pattern of violations evaluations are based and will then consider potential corrective action programs to avoid a pattern of violations under Section 104(e) of the Mine Act or the potential to have such a pattern at these mines.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: November 23, 2010	By:	/s/ Richard R. Grinnan
Richard R. Grinnan
Vice President and Corporate Secretary